(10)(a) Consent of Deloitte & Touche LLP

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 12 to Registration Statement No. 033-54116 of Intramerica Variable Annuity Account of Intramerica Life Insurance Company on Form N-4 of our report dated February 23, 2001 relating to the financial statements and the related financial statement schedule of Intramerica Life Insurance Company and our report dated March 16, 2001 relating to the financial statements of Intramerica Variable Annuity Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Intramerica Variable Annuity Account), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 19, 2001



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(10)(b) Consent of Foley & Lardner

                                   CONSENT OF
                                 FOLEY & LARDNER


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus included in Post-Effective Amendment 12 to the Form N-4 Registration Statement of Intramerica Variable Annuity Account (File No. 033-54116).


                               /s/ Foley & Lardner
                                 FOLEY & LARDNER


Washington, D.C.
April 17, 2001


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(10)(c) Consent of PricewaterhouseCoopers

CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the inclusion of the following in the Post-Effective Amendment No. 12 to the Registration Statement (File No. 811-05649 and Registration No. 33-54116) on Form N-4 under the Securities Act of 1933 of the Intramerica Variable Annuity Account:

o Our report dated February 17, 1999, on our audit of the financial statements of Intramerica Life Insurance Company for the year ended December 31, 1998.

o    The reference to our firm under the caption Experts.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
April 18, 2001